Exhibit 99.2

August 5, 2010 Fannie Mae 2010 Second Quarter Credit Supplement

This presentation includes information about Fannie Mae, including information contained in Fannie Mae's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, the "2010 Q3 Form 10-Q." Some of the terms used in these materials are defined and discussed more fully in the 2010 Q3 Form 10-Q and in Fannie Mae's Form 10-K for the year ended December 31, 2009, the "2009 Form 10-K." These materials should be reviewed together with the 2010 Q3 Form 10-Q and the 2009 Form 10-K, copies of which are available in the "Investor Information" section of Fannie Mae's Web site at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. This presentation includes forward-looking statements relating to future home price changes. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price changes on our business, results or financial condition will depend on many other factors. Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%).

Table of Contents Slide Home Price Growth/Decline Rates in the U.S. 3 Home Price Declines Peak-to-Current (by State) as of 2010 Q3 4 Fannie Mae Acquisition Profile by Key Product Features 5 Fannie Mae Credit Profile by Key Product Features 6 Fannie Mae Credit Profile by Origination Year and Key Product Features 7 Fannie Mae Single-Family Cumulative Default Rates 8 Fannie Mae Credit Profile by State 9 Fannie Mae Single-Family Serious Delinquency Rates by State and Region 10 Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States 11 Fannie Mae Alt-A Credit Profile by Key Product Features 12 Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities 13 Fannie Mae Workouts by Type 14 Home Affordable Modification Program (HAMP) 15 Fannie Mae Modifications of Single-Family Delinquent Loans 16 Fannie Mae Multifamily Credit Profile by Loan Attributes 17 Fannie Mae Multifamily Credit Profile by Acquisition Year 18 Fannie Mae Multifamily Credit Profile by Region and State 19

Home Price Growth/Decline Rates in the U.S. We expect peak-to-trough declines in home prices to be in the 19% to 25% range (comparable to a decline of 32% to 40% range using the S&P/Case-Shiller index method). Note: Our estimates differ from the S&P/Case-Shiller index in two principal ways: (1) our estimates weight expectations for each individual property by number of properties, whereas the S&P/Case-Shiller index weights expectations of home price declines based on property value, causing declines in home prices on higher priced homes to have a greater effect on the overall result; and (2) our estimates do not include known sales of foreclosed homes because we believe that differing maintenance practices and the forced nature of the sales make foreclosed home prices less representative of market values, whereas the S&P/Case-Shiller index includes sales of foreclosed homes. The S&P/Case Shiller comparison numbers shown above for the peak-to-trough forecast are calculated using our models and assumptions, but modified to account for weighting of expectations based on property value and the inclusion of foreclosed property sales. In addition to these differences, our estimates are based on our own internally available data combined with publicly available data, and are therefore based on data collected nationwide, whereas the S&P/Case-Shiller index is based only on publicly available data, which may be limited in certain geographic areas of the country. Our comparative calculations to the S&P/Case-Shiller index provided above are not modified to account for this data pool difference. S&P/Case-Shiller Index 9.8% 7.7% 10.6% 10.7% 14.6% 14.7% -0.3% -8.4% -18.3% -2.4% Fannie Mae Home Price Index Growth rates are from period-end to period-end. * Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2010, supplemented by preliminary data available for purchase transactions to be closed in October and November 2010. Including subsequently available data may lead to materially different results.

0.8% HI -21.1% United States -18.1% Top %: State/Region Home Price Decline Rate percentage from applicable peak in that state through September 30, 2010 Bottom %: Percent of Fannie Mae single-family conventional guaranty book of business by unpaid principal balance as of September 30, 2010 Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region. Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2010, supplemented by preliminary data available for purchase transactions to be closed in October and November 2010. Including subsequently available data may lead to materially different results. Home Price Declines Peak-to-Current (by State) as of 2010 Q3 State Home Price Change In excess of -15% -15% to -10% -5% to 0% -10% to -5% Pacific -36.0% 24.1% Mountain -28.8% 8.7% West North Central -6.9% 5.1% East North Central -16.8% 12.4% New England -14.0% 5.8% Middle Atlantic -9.2% 12.4% East South Central -5.8% 3.5% West South Central -1.1% 6.9% South Atlantic -25.9% 20.7%

Fannie Mae Acquisition Profile by Key Product Features Credit Characteristics of Single-Family Business Volume (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business volume refers to both single-family mortgage loans we purchase for our mortgage portfolio and single-family mortgage loans we securitize into Fannie Mae MBS. The increase for 2010 is the result of HARP loans, which involve the refinance of existing Fannie Mae loans with loan-to-value ratios up to 125%. Refi Plus and Home Affordable Refinance Program (HARP) started in April 2009. (4) FICO Credit scores as reported by the seller of the mortgage loan at the time of delivery. Newly originated Alt-A loans acquired in 2009 and 2010 consist of the refinance of existing Alt-A loans. We've revised our reporting from prior quarters to reflect these as Alt-A loans. Represented as a percentage of total unpaid principal balance of loans at time of acquisition.

Fannie Mae Credit Profile by Key Product Features Credit Characteristics of Single-Family Conventional Guaranty Book of Business (1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. (2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of September 30, 2010. (3) FICO Credit scores as reported by the seller of the mortgage loan at the time of delivery. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2010 Q3 Form 10-Q.

Fannie Mae Credit Profile by Origination Year and Key Product Features (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of September 30, 2010. (2) The increase for 2010 is the result of HARP loans, which started in April 2009 and can have loan-to-value ratios up to 125%. (3) FICO Credit scores as reported by the seller of the mortgage loan at the time of delivery. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2010 Q3 Form 10-Q. (6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2000 to 2004 cumulative default rates, refer to slide 8. Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2010 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Fannie Mae Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

Fannie Mae Credit Profile by State Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of September 30, 2010. (2) FICO Credit scores as reported by the seller of the mortgage loan at the time of delivery. (3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (4) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2010 Q3 Form 10-Q. (5) Select Midwest states are Illinois, Indiana, Michigan and Ohio.

Fannie Mae Single-Family Serious Delinquency Rates by State and Region (1) (1) Calculated based on the number of loans in Fannie Mae's single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan and Ohio. (3) For information on which states are included in each region, refer to Fannie Mae's 2010 Q3 Form 10-Q. (2)

Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States (1) Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2010, supplemented by preliminary data available for purchase transactions to be closed in October and November 2010. Including subsequently available data may lead to materially different results. (2) Select Midwest states are Illinois, Indiana, Michigan and Ohio.

Fannie Mae Alt-A Credit Profile by Key Product Features Credit Characteristics of Alt-A Single-Family Conventional Guaranty Book of Business by Origination Year (1) "Alt-A mortgage loan" generally refers to a mortgage loan that can be underwritten with reduced or alternative documentation than that required for a full documentation mortgage loan but may also include other alternative product features. In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have classified private-label mortgage-related securities held in our investment portfolio as Alt-A if the securities were labeled as such when issued. (2) Alt-A loans originated in 2009 and 2010 consist of the refinance of existing Alt-A loans. We've revised our reporting from prior quarters to reflect these as Alt-A loans. (3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of September 30, 2010. (4) The increase for 2009 and 2010 is the result of HARP loans, which started in April 2009 and can have loan-to-value ratios up to 125%. (5) FICO Credit scores as reported by the seller of the mortgage loan at the time of delivery. (6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At September 30, 2010,10.1% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 6.6% had only pool insurance (which is generally subject to a deductible), 1.3% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse. (7) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2010 Q3 Form 10-Q. (8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities Includes first liens and any subordinate liens present at origination. The Cumulative Default Rate is based upon the number of months between the loan origination month/year and default month/year. (3) Due to low amount of Alt-A loans originated in 2008, 2009 and 2010, no comparable data has been provided for these years. Data as of August 2010 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Note: Private-label securities data source: First American CoreLogic, LoanPerformance data, which estimates it captures 97% of Alt-A private-label securities. as of August 2010 Fannie Mae Alt-A Private-Label Alt-A Outstanding Alt-A loans in Fannie Mae's Single-Family Guaranty as of August 2010 Outstanding loans backing non-agency Conforming Alt-A MBS FICO 717 709 Original Loan-to-Value Ratio 73% 75% Combined Loan-to-Value Ratio at Origination (1) 77% 81% Geography California 22% 27% Florida 12% 13% Product Type Fixed-Rate 70% 51% Adjustable-Rate 30% 49% Interest Only 20% 24% Negative Amortizing 3% 20% Investor 18% 21% Fannie Mae Alt-A Versus Private-Label Security Conforming Alt-A Book of Business Book of Business

Fannie Mae Workouts by Type Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include completed modifications made under the Administration's Home Affordable Modification Program, which was implemented beginning in March 2009, but do not reflect loans currently in trial modifications under that program. Information on Fannie Mae loans under the Home Affordable Modification Program is provided on Slide 15. Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation. Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation. Deeds in lieu of foreclosure involve the borrower's voluntarily signing over title to the property without the added expense of a foreclosure proceeding. In a preforeclosure sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. HomeSaver Advance TM are unsecured, personal loans designed to help qualified borrowers bring their delinquent mortgage loans current after a temporary financial difficulty. Number of Loans TM

Provides immediate payment relief to borrowers who are delinquent or in imminent risk of payment default. We require servicers to first evaluate all Fannie Mae problem loans for HAMP eligibility. If a borrower is not eligible for HAMP, our servicers are required to exhaust all other workout alternatives before proceeding to foreclosure. Home Affordable Modification Program (HAMP) (1) Active Permanent HAMP modifications exclude modifications on loans that subsequently canceled because the loans were 90+ days delinquent or have paid off. (2) Re-performance rates for modified single-family loans, including permanent HAMP modifications, are presented on Slide 16. Data Source: United States Treasury Department as reported by servicers to the system of record for the Home Affordable Modification Program. Fannie Mae Loans Under HAMP

Fannie Mae Modifications of Single-Family Delinquent Loans Change in Monthly Principal and Interest Payment of Modified Single-Family Loans(1)(2) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications started under the Administration's Home Affordable Modification Program, which was implemented beginning in March 2009, but do not reflect loans currently in trial modifications under that program. Information on the Home Affordable Modification Program is provided on Slide 15. Represents the change in the monthly principal and interest payment at the effective date of the modification. The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan. Includes loans that paid off. Re-performance Rates of Modified Single-Family Loans(1) Single-Family Loans(1) Single-Family Loans(1)

Fannie Mae Multifamily Credit Profile by Loan Attributes Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities. Consists of the portion of our multifamily guaranty book of business for which we have access to detailed loan level information, which constitutes over 99% of our total multifamily guaranty book of business as of September 30, 2010. Multifamily loans and securities that are two or more months past due. Under the Delegated Underwriting and Servicing, or DUS (r), product line, Fannie Mae purchases individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. Numbers may not sum due to rounding.

Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities. Consists of the portion of our multifamily guaranty book of business for which we have access to detailed loan level information, which constitutes over 99% of our total multifamily guaranty book of business as of September 30, 2010. Multifamily loans and securities that are two or more months past due. Includes only active loans. Numbers may not sum due to rounding. Fannie Mae Multifamily Credit Profile by Acquisition Year Cumulative Defaults by Acquisition Year Multifamily SDQ Rate by Acquisition Year

Fannie Mae Multifamily Credit Profile by Region and State Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities. Consists of the portion of our multifamily guaranty book of business for which we have access to detailed loan level information, which constitutes over 99% of our total multifamily guaranty book of business as of September 30, 2010. Multifamily loans and securities that are two or more months past due. For information on which states are included in each region, refer to Fannie Mae's 2010 Q3 Form 10-Q. Numbers may not sum due to rounding.